GOODWILL	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

NOTE 9 – GOODWILL

	As of December 31,
	2025	2024
Goodwill	$1,118,038	$1,118,038
Less: accumulated impairment losses	(1,118,038)	—
Total	$—	$1,118,038

In accordance with ASC 350, goodwill is to be tested for impairment at least annually or more frequently when certain indicators are present.

As of December 31, 2025, the Company performed a qualitative and quantitative annual assessment for goodwill impairment. Based on its qualitative analysis, which considered the reporting unit results, projections and industry specific considerations, the Company performed a further revision of the estimates of the fair value of both reporting units. The Company estimates fair value using a discounted cash flow model, which calculates the present value of future expected cash flows of its reporting units with a market-based discount rate. As part of this analysis, the Company also considered the potential impacts of the sensitivity of estimates and assumptions. The material assumptions used for the goodwill annual impairment test were forecasted revenue growth rates, forecasted cash flows from operations, weighted average cost of capital rate and long-term growth rate that reflect the risk inherent in the future cash flows. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. The Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

As a result of the impairment assessment, the Company concluded it is uncertain whether it will generate economic benefit in the foreseeable future and that the fair value of each reporting unit is below its carrying value, primarily caused by adverse macroeconomic conditions affecting the Company. The Company recorded an impairment loss on goodwill of $1,118,038 for the fiscal year ended December 31, 2025.